                                                                  EXHIBIT 4.6(a)


                              CROSS-REFERENCE TABLE

Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Indenture, dated as of September 10, 1999.


Trust Indenture
Act Section                                                                        Indenture Section
Section 310 (a) (1) and (2)....................................................    6.9
            (a) (3)............................................................    Not Applicable
            (a) (4)............................................................    Not Applicable
            (b)................................................................    6.8, 6.10
            (c)................................................................    Not Applicable
Section 311 (a)................................................................    6.13
            (b)................................................................    6.13
            (b) (2)............................................................    7.3 (a) (2), 7.3 (b)
Section 312 (a)................................................................    7.1, 7.2 (a)
            (b)................................................................    7.2 (b)
            (c)................................................................    7.2 (c)
Section 313 (a)................................................................    7.3 (a)
            (b)................................................................    7.3 (b)
            (c)................................................................    7.3 (c)
            (d)................................................................    7.3 (d)
Section 314 (a) (1), (2) and (3)...............................................    7.4
            (b)................................................................    Not Applicable
            (c) (1)............................................................    1.2
            (c) (2)............................................................    1.2
            (c) (3)............................................................    Not Applicable
            (d)................................................................    Not Applicable
            (e)................................................................    1.2
            (f)................................................................    Not Applicable
Section 315 (a)................................................................    6.1(a)
            (b)................................................................    6.2, 7.3 (a) (6)
            (c)................................................................    6.1 (b)
            (d)................................................................    6.1 (c)
            (d) (1)............................................................    6.1 (a) (1)
            (d) (2)............................................................    6.1 (c) (2)
            (d) (3)............................................................    6.1 (c) (3)
            (e)................................................................    5.14

Section 316 (a)................................................................    5.12
            (a) (1) (B)........................................................    5.13
            (a) (2)............................................................    Not Applicable
            (b)................................................................    5.8
Section 317 (a) (1)............................................................    5.3
            (a) (2)............................................................    5.4
            (b)................................................................    10.3
Section 318 (a)................................................................    1.7


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.


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